UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 25, 2025 (November 24, 2025)

Date of Report (date of earliest event reported)

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39680	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania	17604
(Address of Principal Executive Offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 24, 2025, Fulton Financial Corporation, a Pennsylvania corporation (“Fulton”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Foundry Bancorp, a Delaware corporation (“Blue Foundry”). The Merger Agreement provides that, upon the terms and conditions set forth therein, Blue Foundry will merge with and into Fulton (the “Merger”), with Fulton surviving the Merger. Following the Merger, Blue Foundry Bank, a New Jersey-chartered stock savings bank and wholly owned subsidiary of Blue Foundry, will merge with and into Fulton Bank, N.A., a national banking association and wholly owned subsidiary of Fulton (the “Bank Merger”), with Fulton Bank continuing as the surviving bank in the Bank Merger. The boards of directors of each of Fulton and Blue Foundry have unanimously approved the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of Blue Foundry (“Blue Foundry Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) will be converted into the right to receive 0.650 of a share of common stock, par value $2.50 per share, of Fulton (“Fulton Common Stock”) and cash in lieu of fractional shares (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase shares of Blue Foundry Common Stock (“Blue Foundry Option”) granted under Blue Foundry’s equity compensation plan that is outstanding immediately prior to the Effective Time will fully vest (to the extent unvested) and be cancelled and converted into the right to receive from Fulton a cash payment equal to the product of (i) the number of shares of Blue Foundry Common Stock subject to such Blue Foundry Option as of immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (a) the cashout price of such Blue Foundry Option (as specified in the Merger Agreement) over (b) the exercise price per share of Blue Foundry Common Stock subject to such Blue Foundry Option immediately prior to the Effective Time. If the per share exercise price of a Blue Foundry Option that is outstanding immediately prior to the Effective Time is equal to or greater than the cashout price of such Blue Foundry Option (as specified in the Merger Agreement), such Blue Foundry Option will be cancelled at the Effective Time for no consideration.

The Merger Agreement also provides that each award in respect of a share of Blue Foundry Common Stock subject to vesting, repurchase or other time-based or performance-based lapse restrictions (“Blue Foundry Restricted Stock Award”) granted under Blue Foundry’s equity compensation plan that is outstanding immediately prior to the Effective Time will fully vest at the Effective Time, and each such Blue Foundry Restricted Stock Award will be considered an outstanding share of Blue Foundry Common Stock and, at the Effective Time, will be converted into, and will be cancelled in exchange for, the right to receive the Merger Consideration.

The Merger Agreement contains customary representations and warranties from both Fulton and Blue Foundry with respect to it and its respective subsidiaries’ businesses. Each party has also agreed to customary covenants, including, in the case of Blue Foundry, covenants relating to: (i) the conduct of Blue Foundry’s business during the interim period between the execution of the Merger Agreement and the Effective Time; (ii) the obligation of Blue Foundry to call a meeting of its stockholders to approve the Merger Agreement by the affirmative vote of a majority of the outstanding shares of Blue Foundry Common Stock entitled to vote thereon (“Blue Foundry Stockholder Approval”) and, subject to certain customary exceptions, the obligation of the board of directors of Blue Foundry to recommend that its stockholders approve the Merger Agreement and the transactions contemplated thereby; and (iii) the customary non-solicitation obligations of Blue Foundry relating to alternative acquisition proposals. Fulton and Blue Foundry have also agreed to use their reasonable best efforts to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement. Notwithstanding such general obligation to obtain such consents of governmental entities, Fulton is not required, and Blue Foundry is not permitted without Fulton’s consent, to take any action that would reasonably be expected to impair in any material respect the benefits of the transactions contemplated by the Merger Agreement to Fulton or its subsidiaries or have a material and adverse effect on the business, properties, assets, liabilities, results of operations or financial condition of Fulton and its subsidiaries, taken as a whole, or Fulton and its subsidiaries, taken as a whole (in each case, measured on a scale relative to Blue Foundry and its subsidiaries, taken as a whole) after giving effect to the Merger (a “Materially Burdensome Regulatory Condition”).

Completion of the Merger is subject to the satisfaction or waiver of customary conditions, including: (i) the receipt of Blue Foundry Stockholder Approval; (ii) the filing of a notification of listing of the shares of Fulton Common Stock to be issued in the Merger with Nasdaq and non-objection by Nasdaq to such listing; (iii) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the New Jersey Department of Banking and Insurance, without such approvals having resulted in the imposition of a Materially Burdensome Regulatory Condition; (iv) the effectiveness of the registration statement on Form S-4 relating to the shares of Fulton Common Stock to be issued in the Merger and no stop order, or related proceedings, suspending the effectiveness of the S-4 will have been initiated or threatened; and (v) the absence of any law, order, injunction or decree or other legal restraint prohibiting or making illegal the consummation of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Fulton’s obligation to complete the Merger is also subject to the absence of a material adverse effect with respect to Blue Foundry since the execution of the Merger Agreement.

The Merger Agreement provides certain termination rights for both Fulton and Blue Foundry and further provides that a termination fee of $9,694,662 will be payable by Blue Foundry in the event that the Merger Agreement is terminated under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Fulton or Blue Foundry, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Fulton and Blue Foundry, their respective affiliates, and their respective businesses and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of Blue Foundry and prospectus of Fulton that will be filed with the Securities and Exchange Commission (“SEC”) as well as the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings that each of Fulton and Blue Foundry make with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreements

As an inducement for each of Fulton and Blue Foundry to enter into the Merger Agreement, certain officers and directors of Blue Foundry have entered into a Voting Agreement with Fulton (the “Voting Agreements”), pursuant to which each such stockholder has agreed, among other things, to vote his or her shares of Blue Foundry Common Stock in favor of the approval of the Merger Agreement. Subject to certain exceptions, each such stockholder has also agreed not to transfer such shares of Blue Foundry Common Stock without the prior written consent of Fulton. The Voting Agreements automatically terminate upon the earlier of the termination of the Merger Agreement or the Effective Time. The Voting Agreements are each substantially in the form included as Exhibit A to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 24, 2025, by and between Fulton Financial Corporation and Blue Foundry Bancorp.*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Fulton and Blue Foundry with respect to the proposed business combination between Fulton and Blue Foundry (the “Proposed Transaction”), the strategic benefits and financial benefits of the Proposed Transaction, including the expected impact of the Proposed Transaction on Fulton’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the Proposed Transaction. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the businesses of Fulton and Blue Foundry, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton’s and Blue Foundry’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. All forward-looking statements attributable to Fulton or Blue Foundry, or persons acting on Fulton’s or Blue Foundry’s behalf, are expressly qualified in their entirety by the cautionary statements set forth below. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton and Blue Foundry undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Factors relating to the Proposed Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication:

•

The possibility that revenue or expense synergies and other expected benefits of the Proposed Transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Blue Foundry into Fulton or as a result of the strength of the economy, competitive factors in the areas where Fulton and Blue Foundry do business, or as a result of other unexpected factors or events;

•

The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement governing the terms and conditions of the Proposed Transaction;

•

The possibility that the Proposed Transaction may not be completed when expected or at all because required regulatory, stockholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Fulton or Blue Foundry or the expected benefits of the Proposed Transaction);

•	Reputational risks and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Proposed Transaction;

•	The dilution caused by Fulton’s issuance of common stock in connection with the Proposed Transaction;

•	Diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction;

•	The outcome of any legal proceedings related to the Proposed Transaction which may be instituted against Fulton or Blue Foundry;

•

Unanticipated challenges or delays in the integration of Blue Foundry’s business into Fulton’s business and or the conversion of Blue Foundry’s operating systems and customer data onto Fulton’s may significantly increase the expense associated with the Proposed Transaction; and

•

Other factors that may affect future results of Fulton and Blue Foundry, including continued pressures and uncertainties within the banking industry and Fulton’s and Blue Foundry’s markets, including changes in interest rates, price fluctuations as well as other market events, and deposit amounts and composition, increased competitive pressures, operational risks, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Fulton or Blue Foundry operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Fulton’s or Blue Foundry’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Fulton’s or Blue Foundry’s results.

Further information regarding Fulton and Blue Foundry and factors that could affect the forward-looking statements contained herein can be found in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and in the Investor Relations section of Fulton’s website at www.fultonbank.com, and in other documents Fulton files with the SEC and in Blue Foundry’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the SEC’s website at www.sec.gov and available in the Investor Relations section of Blue Foundry’s website at https://bluefoundrybank.com and in other documents Blue Foundry files with the SEC. Information on these websites is not part of this document.

Additional Information About the Proposed Transaction and Where to Find it

In connection with the Proposed Transaction, Fulton will file a registration statement on Form S-4 with the SEC under the Securities Act to register the shares of Fulton common stock to be issued in connection with the Proposed Transaction that will include a proxy statement of Blue Foundry and a prospectus of Fulton (the “proxy statement/prospectus”) and other relevant documents in connection with the Proposed Transaction. The definitive proxy statement/prospectus will be sent to the stockholders of Blue Foundry seeking their approval of the Proposed Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND STOCKHOLDERS OF BLUE FOUNDRY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY FULTON OR BLUE FOUNDRY IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus (when it becomes available) and any other documents Fulton and Blue Foundry have filed and will file with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the proxy statement/prospectus and documents Fulton and Blue Foundry have filed or will file with the SEC that will be incorporated by reference into the proxy statement/prospectus may also be obtained free of charge on Fulton’s website at fultonbank.com or by contacting Matt Jozwiak, Fulton Financial Corporation, One Penn Square, Lancaster, PA 17602 or on Blue Foundry’s website at www.bluefoundrybank.com or by contacting Elyse D. Beidner, Blue Foundry Bancorp, 19 Park Avenue, Rutherford, NJ 07070.

PARTICIPANTS IN THE SOLICITATION

Fulton, Blue Foundry and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Blue Foundry in connection with the Proposed Transaction under the rules of the SEC. Information regarding Fulton’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Fulton’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled “Director Nominees,” “Executive Officers Who are Not Serving as Directors,” “Corporate Governance and Board Matters” and “Information Concerning Executive Compensation” in Fulton’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2025 (available here); and other documents filed by Fulton with the SEC. Information regarding Blue Foundry’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Blue Foundry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 27, 2025 (available here); in the sections entitled “Principal Shareholders and Stock Ownership of Management,” “Director Information,” “Directors,” “Board Composition,” “Transactions with Certain Related Persons,” “Executive Compensation,” and “Directors’ Compensation” in Blue Foundry’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders which was filed with the SEC on April 10, 2025 (available here); and other documents filed by Blue Foundry with the SEC. To the extent holdings of Fulton common stock by the directors and executive officers of Fulton or holdings of Blue Foundry common stock by directors and officers of Blue Foundry have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025	FULTON FINANCIAL CORPORATION

	By:	/s/ Natasha R. Luddington
Natasha R. Luddington
Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary